SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  December 23, 2002
(date of earliest event reported)

Credit Suisse First Boston Mortgage Acceptance Corp.,
Fifth Third Mortgage Pass-Through Certificates Series 2002-FTB1

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)
Delaware	033-65554	13-3460894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 7.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(a)

Exhibits:

8.1

Tax Opinion of McKee Nelson LLP

Exhibit Index

Exhibit

Page

8.1

Tax Opinion of McKee Nelson LLP

5

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 23, 2002.

CREDIT SUISSE FIRST BOSTON MORTGAGE

ACCEPTANCE CORP.

By: /s/ John P. Graham_______

Name: John P. Graham

Title: Vice President